Exhibit 32.2

CERTIFICATION

I, Joseph Restivo, Chief Financial Officer of GVI Security Solutions, Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. § 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(i) The Company’s accompanying Quarterly Report on Form 10-Q for the three months ended March 31, 2007 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph Restivo
Joseph Restivo Chief Financial Officer

Dated: May 11, 2007